                                                                    EXHIBIT (23)

                          INDEPENDENT AUDITORS CONSENT

    We consent to the incorporation by reference in Registration Statements Nos. 2-64351, 2-98660, 33-29442, 33-44282, 33-44283, 33-44284, 33-49819, 33-59355,
33-59357 and 33-59359 on  Form S-8, and Nos.  33-62300, 33-57135, 333-02589  and
333-04125 on Form S-3, of our report dated February 12, 1997, appearing in this Annual Report on Form 10-K of Honeywell Inc. for the year ended December 31, 1996.

Deloitte & Touche LLP
Minneapolis, Minnesota
February 25, 1997

                                       54